BLACKROCK FUNDSSM

BlackRock Total Factor Fund

(the “Fund”)

Supplement dated February 12, 2018 to the Prospectuses of the Fund, each dated November 28, 2017 (each, a “Prospectus”), as supplemented to date

Effective immediately, the following changes are made to the Prospectuses of the Fund:

The section of each Prospectus entitled “For More Information — Fund and Service Providers — Accounting Services Provider” is deleted in its entirety and replaced with the following:

ACCOUNTING SERVICES PROVIDER

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York 10179

The section of each Prospectus entitled “For More Information — Fund and Service Providers — Custodian” is deleted in its entirety and replaced with the following:

CUSTODIAN

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York 10179

Shareholders should retain this Supplement for future reference.

PRO-TFF-0218SUP